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                                                                    EXHIBIT 4.10



                                 Anthem, Inc.

                    ____% Subordinated Debentures due 2006

                                _______________

                             REMARKETING AGREEMENT

                                                                          [DATE]

[NAME OF REMARKETING AGENT]
___________________________
___________________________

Ladies and Gentlemen:

          [NAME OF REMARKETING AGENT], a ___________________ (the "Remarketing Agent"), is undertaking to remarket ____% Subordinated Debentures due 2006 (the "Debentures"), issued by Anthem, Inc., an Indiana corporation (the "Company"), pursuant to the Purchase Contract Agreement between the Company and The Bank of New York, as purchase contract agent (the "Purchase Contract Agent"), dated as of ____________, 2001 (the "Purchase Contract Agreement").

          The Debentures have been issued pursuant to, and are governed by, the Indenture dated as of _________, 2001, (the "Base Indenture") between the Company, as issuer, and The Bank of New York, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture, dated as of ____________, 2001 (the "Supplemental Indenture No. 1," and, together with the Base Indenture and all other amendments and supplements thereto in effect on the date hereof, the "Indenture"), between the Company and the Trustee.

          Each Debenture was issued as part of an equity security unit (the "Unit") that initially also included a contract (a "Purchase Contract") under which the holder will purchase from the Company on ____________, 2004, [insert stock purchase date] a number of shares (the "Issuable Common Stock") of common stock, par value $0.01 per share, of the Company (the "Common Stock") equal to the Settlement Rate as set forth in the Purchase Contract Agreement. In accordance with the terms of the Purchase Contract Agreement, the Debentures constituting a part of the Units have been pledged by the Purchase Contract Agent, on behalf of the holders of the Units, to The Chase Manhattan Bank, as collateral agent (the "Collateral Agent"), pursuant to the Pledge Agreement, dated as of ____________, 2001 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent, the Collateral Agent and The Chase Manhattan Bank, as custodial agent (the "Custodial Agent") and securities intermediary (the "Securities
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Intermediary"), to secure the holders' obligation to purchase the Issuable
Common Stock under the Purchase Contracts.

          Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Purchase Contract Agreement, the Pledge Agreement, the Indenture and the Underwriting Agreement among the Company, Anthem Insurance Companies, Inc. ("Anthem Insurance") and the several underwriters listed therein, dated as of ___, 2001, entered into in connection with the initial public offering of the Units (the "Underwriting Agreement"), as the case may be.

          The Remarketing (as defined below) of the Debentures is provided for in the Purchase Contract Agreement. As used in this Agreement, "Transaction Documents" shall mean, collectively, the Purchase Contract Agreement, the Indenture, the Pledge Agreement and this Agreement; the term "Remarketed Debentures" means the Debentures subject to the Remarketing as notified to the Remarketing Agent by the Purchase Contract Agent and the Custodial Agent, on or prior to the first Business Day prior to a Remarketing Date; the term "Remarketing Procedures" means the procedures in connection with the Remarketing of the Debentures, as described herein and in the Purchase Contract Agreement and the Pledge Agreement; the term "Remarketing" means the remarketing of the Remarketed Debentures pursuant to the Remarketing Procedures; the term "Remarketing Date" means the third Business Day immediately preceding ____________, 2004 [insert remarketing date]; and the term "Instruments" means the Remarketed Debentures, the Purchase Contracts, the Units, the Debentures and the Issuable Common Stock.

          SECTION 1.  Appointment and Obligations of the Remarketing Agent.

               (a) The Company hereby appoints _________________________ as exclusive Remarketing Agent and Reset Agent, and _________________________ hereby accepts such appointment, for the purpose of (i) Remarketing Remarketed Debentures on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agent and Reset Agent in the Remarketing Procedures, all in accordance with and pursuant to the Remarketing Procedures.

               (b) The Remarketing Agent agrees (i) to use commercially reasonable best efforts to remarket the Remarketed Debentures tendered or deemed tendered to the Remarketing Agent in the Remarketing, (ii) to notify the Company, the Depositary and the Trustee promptly of the Reset Rate and
     (iii) to establish the Reset Rate and carry out such other duties as are assigned to the Remarketing Agent and Reset Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

               (c) On the Remarketing Date, the Remarketing Agent shall use its reasonable best efforts to remarket, at a price equal to 100.5% of the Remarketing Value, the Remarketed Debentures tendered or deemed tendered for purchase.

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               (d)  If, as a result of the efforts described in Section l(b), the Remarketing Agent determines, after consultation with the Company, that it will be able to remarket all Remarketed Debentures tendered or deemed tendered for purchase at a price of 100.5% of the Remarketing Value prior to 4:00 p.m., New York City time, on the Remarketing Date, the Remarketing Agent, after consultation with the Company, shall (i) determine the Reset Rate that will enable it to remarket all Remarketed Debentures tendered or deemed tendered for Remarketing and (ii) commit to purchase, on a third-day settlement basis, and on the third Business Day following the Remarketing Date (the "Remarketing Closing Date"), shall purchase, the Agent-purchased Treasury Consideration.

               (e) If the Remarketing Agent cannot remarket the Debentures on the Remarketing Date, the Remarketing Agent may continue to attempt to remarket the Debentures until the Stock Purchase Date in accordance with the Remarketing Procedures (each such remarketing, the "Subsequent Remarketing"), provided that (i) the notice of any Subsequent Remarketing cannot be given until the Failed Remarketing notice has been published in accordance with the Remarketing Procedures in respect of any immediately preceding Failed Remarketing and (ii) the Remarketing Closing Date in respect of any Subsequent Remarketing must fall no later than on the Business Day immediately preceding the Stock Purchase Date.

               (f) If, by 4:00 p.m., New York City time, on a Remarketing Date (including a Remarketing Date of any Subsequent Remarketing), the Remarketing Agent is unable to remarket all Remarketed Debentures tendered or deemed tendered for purchase, a failed Remarketing ("Failed Remarketing") shall be deemed to have occurred, and the Remarketing Agent shall, on such date, so advise by telephone the Depositary, the Purchase Contract Agent, the Trustee, the Company and the Collateral Agent.

               (g) On the third Business Day following any Failed Remarketing, the Remarketing Agent shall remit (i) to the Custodial Agent the Remarketed Debentures comprised of the Separate Debentures, and (ii) to the Collateral Agent the balance of the Remarketed Debentures.

               (h) If by 4:00 p.m., New York City time, on the Business Day immediately preceding _________, 2004 [Insert stock purchase date], the Remarketing Agent, in spite of using its commercially reasonable best efforts, fails to remarket all of the Debentures tendered or deemed tendered for purchase, the "Last Failed Remarketing" will be deemed to have occurred. In this case, the Remarketing Agent shall so advise by telephone the Depositary, the Purchase Contract Agent, the Trustee, the Company and the Collateral Agent. On the third Business Day following the Last Failed Remarketing, the Remarketing Agent shall remit (i) to the Custodial Agent the Remarketed Debentures comprised of the Separate Debentures and (ii) to the Collateral Agent the balance of the Remarketed Debentures.

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               (i)  By approximately 4:30 p.m., New York City time, on the
     Remarketing Date, provided that there has not been a Failed Remarketing (including the Last Failed Remarketing), the Remarketing Agent shall advise by telephone the Company, the Purchase Contract Agent, the Depositary and the Trustee of the Reset Rate determined in the Remarketing and the number of Remarketed Debentures sold in the Remarketing.

               (j) In accordance with the Depositary's normal procedures, on the Remarketing Closing Date, the transactions described above with respect to each Debenture tendered for purchase and sold in the Remarketing shall be executed through the Depositary, and the accounts of the respective Depositary participants shall be debited and credited and such Debentures delivered by book-entry as necessary to effect purchases and sales of such Debentures.

               (k) On the Remarketing Closing Date, the tender and settlement procedures set in this Section 1, including provisions for payment by purchasers of the Debentures in the Remarketing, shall be subject to modification to the extent required by the Depositary or if the Depositary's book-entry system is no longer available for the Debentures at the time of the Remarketing, to facilitate the tendering and remarketing of the Debentures in certificated form. In addition, the Remarketing Agent may modify the settlement procedures set forth herein in order to facilitate the settlement process.

               (l) On the Remarketing Closing Date, the Remarketing Agent shall remit to the Collateral Agent through the Purchase Contract Agent the Agent-purchased Treasury Consideration.

               (m) On the Remarketing Closing Date, the Remarketing Agent shall retain as a remarketing fee an amount not exceeding 25 basis points (.25%) of the total proceeds from the sale of the Remarketed Debentures and shall remit (i) the remaining portion of the balance attributable to the Separate Debentures to the Custodial Agent for distribution to the holders of the Separate Debentures that were remarketed and (ii) the remaining portion of the balance to the Purchase Contract Agent for distribution to the holders of the Remarketed Debentures in accordance with the Purchase Contract Agreement.

          SECTION 2.  Representations, Warranties and Agreements of the Company.
                      ---------------------------------------------------------
The Company represents, warrants and agrees (i) on and as of the date hereof,
(ii) on and as of the date the Prospectus or other Remarketing Materials (each as defined in Section 2(a) below) are first distributed in connection with the Remarketing (the "Commencement Date") and (iii) on and as of the Remarketing Date, that:

               (a)  [IN THE EVENT REGISTRATION IS REQUIRED, INSERT THE
     FOLLOWING: A registration statement on Form S-3 and amendments thereto have been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") and filed

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     with the Commission under the Securities Act, and such registration statement and any post-effective amendments thereto, each in the form heretofore delivered to the Remarketing Agent, have been declared effective by the Commission in such form. As used in this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time of such registration statement; Preliminary Prospectus means each prospectus included in such registration statement, or amendment thereto, before it became effective under the Securities Act and any prospectus filed by the Company with consent of the Remarketing Agent pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at its Effective Time, including documents incorporated by reference therein at such time and, if applicable, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any information deemed to be part of such Registration Statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus, the Prospectus or any other information furnished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing (the "Remarketing Materials") shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, or, in the case of Remarketing Materials, referred to as incorporated by reference therein, and any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus or the Remarketing Materials shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus incorporated by reference therein pursuant to Item 12 of Form S-3 or, if so incorporated, after the date of the Remarketing Materials, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement.] [IN THE EVENT REGISTRATION IS NOT REQUIRED, INSERT THE FOLLOWING: The Company has provided to the Remarketing Agent, for use in connection with the remarketing of the Debentures, a preliminary remarketing memorandum and remarketing memorandum, [AND DESCRIBE OTHER MATERIALS IF ANY]. Such remarketing memorandum (including the documents incorporated or deemed incorporated by reference therein) is hereafter called, collectively, the "Prospectus," such preliminary marketing memorandum (including the documents incorporated or deemed incorporated by reference therein) is hereafter called a "Preliminary Prospectus" and any other information finished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing is hereafter called the "Remarketing Materials")]. The Company hereby consents to the use of the Prospectus, the Preliminary Prospectus and the Remarketing Materials in connection with the Remarketing.

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               (b)    [(i)] The [Registration Statement conforms, and the
     Prospectus, the Preliminary Prospectus and the Remarketing Materials, and any further amendments or supplements to the Registration Statement, the Prospectus or the Remarketing Materials, will conform, in all material respects to the requirements of the Securities Act and the Rules and Regulations and the Registration Statement, the] Prospectus and the Remarketing Materials do not and will not, [as of the Effective Date (as to the Registration Statement and any amendment thereto), as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto)] [as of their respective dates] and as of the Commencement Date, the Remarketing Date and the Remarketing Closing Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agent expressly for use therein[;

               (ii) the Indenture conforms in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations thereunder; and

               (iii) the Commission has not issued any order preventing or suspending the use or effectiveness of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Remarketing Materials].

               (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, as of their respective effective or filing dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not, as of their respective effective or filing dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to documents so filed and incorporated by reference during the period that a prospectus relating to the Units is required to be delivered in connection with sales of such Units by any underwriters (such period being hereinafter sometimes referred to as the "prospectus delivery period"), and provided further, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agent expressly for use therein.

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               (d)  Neither the Company nor Anthem Insurance nor any of their respective subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus or the Remarketing Materials any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or the Remarketing Materials; and, since the respective dates as of which information is given in [the Registration Statement,] the Prospectus or the Remarketing Materials, there has not been any (i) material addition, or development involving a prospective material addition, to Anthem Insurance's liability for future policy benefits, policyholder account balances and other claims, other than in the ordinary course of business, (ii) material decrease in the surplus of Anthem Insurance or material change in the capital stock or other ownership interest of the Company, Anthem Insurance or any of their respective subsidiaries or any material increase in the long-term debt of the Company, Anthem Insurance and their respective subsidiaries, considered as a whole; or (iii) material adverse change, or development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, reserves, surplus, equity or results of operations (in each case considered either on a statutory accounting or U.S. generally accepted accounting principles ("GAAP") basis, as applicable) of the Company, Anthem Insurance and their respective subsidiaries considered as a whole ("Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus and the Remarketing Materials;

               (e) Each of the Company, Anthem Insurance and their respective Material Subsidiaries (as hereinafter defined) has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus and the Remarketing Materials or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, Anthem Insurance or any of their respective Material Subsidiaries, and any real property and buildings held under lease by the Company, Anthem Insurance or any of their respective Material Subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, Anthem Insurance or any of their respective Material Subsidiaries (for purposes of this Agreement, "Material Subsidiary" means, at any time, (i) each of Anthem Midwest, Inc., Anthem East, Inc. and Anthem West, Inc. and (ii) any subsidiary which, together with its subsidiaries, has either assets, revenues from operations or income from continuing operations that exceed 5% of the combined assets, combined revenues from operations or combined income from continuing operations of the Company and Anthem Insurance and their subsidiaries taken as a whole);

               (f) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials; Anthem Insurance has been duly incorporated

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     and is validly existing as a stock insurance company in good standing under the laws of the State of Indiana, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials; each of the Company and Anthem Insurance has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified and in good standing in any such jurisdiction; and each of their respective Material Subsidiaries has been duly organized and is validly existing as a corporation, limited liability company or partnership, as applicable, and, to the extent such concept is applicable, is in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials; and each of their respective Material Subsidiaries is duly qualified to do business as a foreign corporation, limited liability company or partnership, as applicable, for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, or is subject to no material liability or disability by reason of the failure to be so qualified and in good standing in any such jurisdiction;

               (g) The Company has an authorized capitalization as set forth and described in the Prospectus and the Remarketing Materials; Anthem Insurance has an authorized capitalization of 500,000,000 shares of common stock, par value $1.00; and all of the issued shares of capital stock or other ownership interests of each of their respective Material Subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable and (except as described in the Prospectus and the Remarketing Materials) are owned directly or indirectly by the Company or Anthem Insurance, as applicable, free and clear of all liens, encumbrances, equities or claims; the shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus and the Remarketing Materials or to any amended or supplemented description of the Common Stock contained in a then effective report or registration statement filed pursuant to the Exchange Act; and the issuance of the Issuable Common Stock is not subject to any preemptive or similar rights;

               (h) Each of Anthem Insurance and each of its and the Company's respective subsidiaries that is required to be organized or licensed as an insurance, healthcare, HMO or health care management company or holding company in respect thereof in its jurisdiction of incorporation (an "Insurance or Healthcare Subsidiary") is duly organized and licensed as such in its respective jurisdiction of incorporation and is duly licensed or authorized as such in each other jurisdiction where it is required to be so licensed or authorized to conduct its business, except where the failure to be so licensed or authorized could not reasonably be expected to have a Material Adverse Effect; except

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     as otherwise described in the Prospectus and the Remarketing Materials, each of Anthem Insurance and each Insurance or Healthcare Subsidiary has all other approvals, orders, consents, authorizations, licenses, certificates, permits, registrations and qualifications (collectively, the "Approvals") of and from all insurance or healthcare related regulatory authorities and from the Blue Cross Blue Shield Association ("BCBSA") to conduct its business, except where the failure to have such Approvals could not reasonably be expected to have a Material Adverse Effect; there is no pending or, to the knowledge of the Company and Anthem Insurance, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; each of Anthem Insurance and each Insurance or Healthcare Subsidiary is in compliance with all license agreements with BCBSA currently in effect (each a "BCBS License") that it is a party to; and, to the knowledge of the Company and Anthem Insurance, no insurance or healthcare related regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance or Healthcare Subsidiary to its parent, except as described in the Prospectus and the Remarketing Materials;

               (i) Each of the Company, Anthem Insurance and each of their respective subsidiaries has all necessary Approvals of and from, and has made all filings, registrations and declarations (collectively, the "Filings") with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals and the BCBSA, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus and the Remarketing Materials, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; each of the Company and Anthem Insurance and each of their respective subsidiaries is in compliance with all applicable laws, rules, regulations, orders, by-laws and similar requirements, including in connection with registrations or memberships in self-regulatory organizations and the BCBSA, and all such Approvals and Filings are in full force and effect, except where the failure to be so could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor Anthem Insurance nor any of their respective subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or material limitation of any such Approval or otherwise impose any material limitation on the conduct of the business of the Company, Anthem Insurance or any of their respective subsidiaries, except as described in the Prospectus and the Remarketing Materials;

               (j) Each of Anthem Insurance and each Insurance or Healthcare Subsidiary is in compliance with and conducts its businesses in conformity with all applicable insurance or healthcare related laws and regulations of its respective jurisdiction of incorporation and the insurance or healthcare related laws and regulations of other jurisdictions which are applicable to it, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect;

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               (k)  The entry into and compliance by the Company with all of the provisions of this Agreement and the Transaction Documents and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under the BCBS Licenses or under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, Anthem Insurance or any of their respective subsidiaries is a party or by which the Company, Anthem
     Insurance or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, Anthem Insurance or any of their respective subsidiaries is subject, or which affects the validity, performance or consummation of the Instruments, the Remarketing or the transactions contemplated by this Agreement or the Transaction Documents, nor will such actions result in any violation of the provisions of the Articles of Incorporation or By-Laws or similar organizational documents of the Company, Anthem Insurance or any of their respective subsidiaries or any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Company, Anthem Insurance or any of their respective subsidiaries or any of their properties, in each case the effect of which (other than a violation of (x) the Articles of Incorporation or By-Laws or similar organizational documents of the Company, Anthem Insurance or any of their respective Material Subsidiaries or (y) the BCBS Licenses), individually or in the aggregate, would be either to affect the validity of the Instruments or their respective issuance or the validity of this Agreement or the Transaction Documents or to adversely affect the consummation of the Remarketing or other transactions contemplated hereby or by the Transaction Documents or to have a Material Adverse Effect;

               (l) All Filings and Approvals of or with any court, insurance regulatory agency or governmental agency or body of the United States or any state thereof required in connection with the entry into and compliance by the Company with all of the provisions of this Agreement and the Transaction Documents and the consummation of the transactions herein and therein contemplated have been made or obtained and all such Filings and Approvals are in full force and effect, provided that neither the Company nor Anthem Insurance makes any representation or warranty as to state securities or Blue Sky laws in connection with the Remarketing; and all other Filings and Approvals of or with any court, insurance regulatory agency or other governmental agency or body or the BCBSA required to be obtained or made in connection with the consummation by the Company of the transactions contemplated by this Agreement and the Transaction Documents have been so obtained or made, and are in full force and effect, except as described in the Prospectus and the Remarketing Materials;

               (m) Other than as described or contemplated in the Prospectus and the Remarketing Materials, there are no legal or governmental proceedings pending to which the Company, Anthem Insurance or any of their respective subsidiaries is a party or to which any property of the Company, Anthem Insurance or any of their respective subsidiaries is subject which, if determined adversely to the Company, Anthem Insurance or any of their respective subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the best knowledge of the Company and Anthem Insurance, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (n) Neither the Company, Anthem Insurance nor any of their respective subsidiaries is (i) in violation of any of its Articles of Incorporation or By-Laws or other organizational instruments, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (ii), where such default could not reasonably be expected to have a Material Adverse Effect;

                    (o) The statements set forth in the Prospectus and the Remarketing Materials under the captions ["Description of the Units", insofar as they purport to constitute a summary of the terms of the Instruments and the Transaction Documents, and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Risk Factors - We are using the Blue Cross and Blue Shield names and marks as identifiers for our products and services under licenses from the Blue Cross Blue Shield Association. The termination of these license agreements could adversely affect our business, financial condition and results of operations", "Risk Factors - Additional risks relevant to you as a holder of the units", "The Business of Anthem - the Blue Cross Blue Shield License", "Legal and Regulatory Matters", "U.S. Federal Income Tax Consequences" and "Underwriting"], insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                    (p) The consolidated financial statements of the Company and its subsidiaries, together with the related notes and schedules, set forth in [the Registration Statement,] the Prospectus and the Remarketing Materials [comply in all material respects with the requirements of the Securities Act and] present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with GAAP at the respective dates or for the respective periods to which they apply; and such statements and related notes and schedules, if any, have been prepared in accordance with GAAP consistently applied throughout the periods involved except for any normal year-end adjustments and except as described therein;

                    (q) Neither the Company, Anthem Insurance nor any of their respective subsidiaries is and, after giving effect to the Remarketing and the consummation of the transactions contemplated herein and in the Remarketing Procedures, will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder;

                    (r) Ernst & Young LLP, who have certified the consolidated financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder;

                    [(s)     are no contracts or documents of a character
     required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required by the Securities Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder;]

                    (t) The Units have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Units are in the form contemplated by, and are entitled to the benefits of, the Purchase Contract Agreement; and the Units conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (u) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchase Contract Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (v) The Purchase Contracts underlying the Units have been duly authorized, issued and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchase Contracts conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (w) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and this Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (x) The Pledge Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Pledge Agreement conforms to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (y) The Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Units of their respective obligations under the Purchase Contracts constituting a part of such Units, a legal, valid and perfected security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York (the "New York UCC")) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement (the "Pledged Securities");

                    (z) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (aa) The Debentures have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures are in the form contemplated by, and are entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials; and

                    (bb) The Units are listed on the New York Stock Exchange (the "NYSE") and the Issuable Common Stock has been approved for listing on the NYSE and, upon notice of issuance, will be listed on the NYSE.

               SECTION 3.    Fees and Expenses. The Company covenants and agrees
                             -----------------
with the Remarketing Agent that the Company will pay or cause to be paid the following: (i) the costs incident to the preparation, filing and printing of the [Registration Statement,] Prospectus and any Remarketing Materials and any amendments or supplements thereto; (ii) the costs of distributing the [Registration Statement,] Prospectus and any Remarketing Materials and any amendments or supplements thereto; (iii) any fees and expenses of qualifying the Remarketed Debentures under the securities laws of the several jurisdictions as provided in Section 4[(g)] and of preparing, printing and distributing a Blue Sky memorandum (including related fees and expenses of counsel to the Remarketing Agent); and (iv) all other costs and expenses incident to the performance of the obligations of the Company hereunder.

               SECTION 4.    Further Agreements of the Company. The Company
                             ---------------------------------
agrees to use its reasonable best efforts:

                    (a) To prepare any registration statement or prospectus and any amendment and supplemental amendment thereto, or if none is required, any remarketing memorandum, including any preliminary remarketing memorandum, in each case, in a form reasonably acceptable to the Remarketing Agent, in connection with the Remarketing, and, if required, to file any such prospectus pursuant to the Securities Act within the period required by the Rules and Regulations; [to advise the Remarketing Agent, promptly after either of them receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus (or the Remarketing Materials) or any amended Prospectus (or the Remarketing Materials) has been filed and to furnish the Remarketing Agent with copies thereof;] to file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of Remarketed Debentures; [to advise the Remarketing Agent, after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or the Remarketing Materials, of the suspension of the qualification of the Remarketed Debentures for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or the Remarketing Materials or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or the Remarketing Materials or suspending any such qualification, to use its commercially reasonable best efforts to obtain the withdrawal of such order;]

                    [(b)     To furnish to the Remarketing Agent and to counsel
     for the Remarketing Agent a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;]

                    (c) Prior to 10:00 a.m. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to deliver to the Remarketing Agent in New York City such number of the following documents as the Remarketing Agent shall reasonably request:

                             [(i)   conformed copies of the Registration
            Statement as originally filed with the Commission and each amendment thereto,]

                             (ii) the Prospectus or the Remarketing Materials and any amended or supplemented Prospectus or the Remarketing Materials,

                             (iii) any document incorporated by reference in the Prospectus and the Remarketing Materials (excluding exhibits thereto), and

                             (iv)   any Remarketing Materials;

     and, if the delivery of a prospectus is required at any time in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Prospectus or the Remarketing Materials as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or the Remarketing Materials, as applicable, is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus and the Remarketing Materials or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agent and, upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agent may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                    [(d)     To file with the Commission any amendment to the
     Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission;

                    (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Remarketing Agent and counsel for the Remarketing Agent;

                    (f) To make generally available to securityholders of the Company and to deliver to the Remarketing Agent, as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158); as soon as practicable after the Effective Date of the Registration Statement to make generally available to the Company's securityholders and to deliver to the Remarketing Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);] and

                    (g) From time to time to take such action as the Remarketing Agent may reasonably request to qualify the Remarketed Debentures for offering and sale under the securities laws of such jurisdictions as the Remarketing Agent may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the offering of the Debentures; provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

               SECTION 5.    Conditions to the Remarketing Agent's Obligations.
                             -------------------------------------------------
The obligations of the Remarketing Agent hereunder are subject to the accuracy, on and as of the date when made, of the representations and warranties of the Company contained herein, to the performance by the Company of their respective obligations hereunder, and to each of the following additional terms and conditions. The Remarketing Agent may in its sole discretion waive on its behalf compliance with any conditions to the obligations of the Remarketing Agent hereunder.

                    (a) If filing of a Prospectus is required, such Prospectus shall have been filed with the Commission and no stop order suspending the effectiveness of the Registration Statement or any part thereof or suspending the qualification under the Trust Indenture Act of the Indenture shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in any Registration Statement or the Prospectus or otherwise shall have been complied with.

                    (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents, the Debentures, the Instruments, the Prospectus[, the Registration Statement] or the Remarketing Materials and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to the Remarketing Agent, and the Issuers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                    (c)      [            ], counsel for the Remarketing Agent,
     shall have furnished to the Remarketing Agent such written opinion or opinions, dated the Remarketing Date, with respect to the incorporation of the Company, the validity of the Debentures, [the Registration Statement,] the Prospectus, the Remarketing Materials and such other related matters as the Remarketing Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                    (d) Baker & Daniels, counsel for the Company, shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to Remarketing Agent, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials;

                    (ii) Anthem Insurance is validly existing as a stock insurance company under the laws of the State of Indiana with corporate power and authority to own its property and conduct its business as described in the Prospectus and the Remarketing Materials;

                    (iii) The Company has an authorized capitalization as set forth in the Prospectus and the Remarketing Materials, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; all of the issued shares of capital stock of Anthem Insurance have been duly and validly issued, are fully paid and nonassessable and (except as described in the Prospectus and the Remarketing Materials and the exhibits thereto) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and nonassessable; the Issuable Common Stock conforms in all material respects to the description of the Common Stock contained in the Prospectus and the Remarketing Materials or to any amended or supplemented description of the Common Stock contained in a then effective report or registration statement filed pursuant to the Exchange Act; and the issuance of the Issuable Common Stock is not subject to any preemptive or similar rights under the Articles of Incorporation or the By-Laws of the Company or as a matter of Indiana law;

                    (iv) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and this Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (v) The entry into and compliance by the Company with all provisions of this Agreement, the Transaction Documents and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of (A) the Articles of Incorporation or By-Laws or similar organizational documents, as amended, of the Company or Anthem Insurance, (B) the documents filed as exhibits nos. 10.1 through 10.__, inclusive, to the Company's most recent Annual Report on Form 10-K and [list exhibits to Quarterly Reports on Form 10-Q, if applicable], (C) any material obligation, agreement, covenant or condition contained in any BCBS License, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or (D) any Federal statute or the laws of the State of Indiana or any rule or regulation known to such counsel of any Indiana or Federal governmental agency or body having jurisdiction over the Company or Anthem Insurance or any of their properties, except, in the case of clauses (B), (C) and (D), as would not, individually or in the aggregate, adversely affect the validity or performance of this Agreement, the Instruments or the Transaction Documents or have a Material Adverse Effect;

                    (vi) Each of the Company, Anthem Insurance and each of their respective Material Subsidiaries has made all Filings required to be made pursuant to, and has obtained all Approvals required to be obtained under, any law or regulation of the United States or the State of Indiana for the entry into and compliance by the Company with all provisions of this Agreement and the Transaction Documents, and the consummation of the transactions herein and therein contemplated, except for such Filings and Approvals, individually or in the aggregate, as would not affect the validity, performance of, or adversely affect the consummation of, the transactions contemplated by this Agreement and the Transaction Documents or would not have a Material Adverse Effect; and all such Filings and Approvals are in full force and effect;

                    [(vii)   To such counsel's knowledge, no stop order
     suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission under the Securities Act;]

                    (viii) The Units have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principlescon; the Units are in the form contemplated by, and are entitled to the benefits of, the Purchase Contract Agreement; and the Units conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (ix) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchase Contract Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (x) The Purchase Contracts underlying the Units have been duly authorized, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Purchase Contracts conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials; and the issuance of the Purchase Contracts is not subject to any preemptive or similar rights;

                    (xi) The Pledge Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Collateral Agent and the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Pledge Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (xii) Each of the Base Indenture and the First Supplemental Indenture has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (xiii) The Debentures underlying the Units have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures are in the form contemplated by, and are entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (xiv) The statements set forth in the Prospectus [and the Remarketing Materials] under the captions ["Description of Units", insofar as they purport to constitute a summary of the terms of the Instruments and the Transaction Documents, and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Risk Factors - We are using the Blue Cross and Blue Shield names and marks as identifiers for our products and services under licenses from the Blue Cross Blue Shield Association. The termination of these license agreements could adversely affect our business, financial condition and results of operations", "Risk Factors -- Additional risks relevant to you as a holder of the units", "The Business of Anthem - The Blue Cross Blue Shield License", "Legal and Regulatory Matters", "U.S. Federal Income Tax Consequences" and "Underwriting",] insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

                    (xv) Neither the Company, Anthem Insurance nor any of their respective subsidiaries is and, after giving effect to the Remarketing and the consummation of the transactions contemplated herein and in the Remarketing Procedures, will be an "investment company", as such term is defined in the Investment Company Act and the rules and regulations thereunder;

                    (xvi) To such counsel's knowledge, other than as described or contemplated in the Prospectus and the Remarketing Materials, there are no legal or governmental proceedings pending to which the Company, Anthem Insurance or any of their respective subsidiaries is a party or of which any property of the Company, Anthem Insurance or any of their respective subsidiaries is the subject which, if determined adversely to the Company, Anthem Insurance or any of their respective subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge and other than as described or contemplated in the Prospectus and the Remarketing Materials, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (xvii) Assuming the transactions described in the Prospectus and the Remarketing Materials are consummated and performed in the manner described in the Prospectus and the Remarketing Materials, the discussion under the heading "U.S. Federal Income Tax Consequences", except to the extent of statements as to the Company's expectations or determinations, constitutes such counsel's opinion; and

               (xviii) [The Registration Statement, Prospectus or the Remarketing Materials and any further amendments and supplements thereto made by the Company (other than the financial sta tements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the rules and regulations thereunder;] although they do not assume any responsibility for the accuracy and completeness of the statements contained in [the Registration Statement,] the Prospectus or the Remarketing Materials, except for those referred to in the opinions in subsections (xiv) and (xvii) of this Section 5(d), such counsel shall [also] state that, they have no reason to believe that [the Registration Statement (other than the financial statements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that] the Prospectus or the Remarketing Materials or any further amendment or supplement thereto made by the Company (other than the financial statements and related schedules and other financial information contained therein [and Form T-1], as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that either [the Registration Statement,] the Prospectus or the Remarketing Materials or any further amendment or supplement thereto made by the Company (other than the financial statements and related schedules and other financial information contained therein [and Form T-1], as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading[; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement, Prospectus or the Remarketing Materials which are not filed or described as required].

     In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the United States and the State of Indiana and such counsel may rely as to all matters governed by the laws of the State of New York upon the opinion of [__________] referred to in
Section 5(c).

          (e) David R. Frick, Executive Vice-President and Chief Legal and Administrative Officer of the Company, shall have furnished to you his written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials;

               (ii) Anthem Insurance is validly existing as a stock insurance company under the laws of the State of Indiana with corporate power and authority to own its property and conduct its business as described in the Prospectus and the Remarketing Materials;

               (iii) The Company has an authorized capitalization as described in the Prospectus and the Remarketing Materials, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; all of the issued shares of capital stock of Anthem Insurance have been duly and validly issued, are fully paid and nonassessable and (except as described in the Prospectus and the Remarketing Materials and the exhibits thereto) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and nonassessable; the Issuable Common Stock conforms in all material respects to the description of the Common Stock contained in the Prospectus and the Remarketing Materials or to any amended or supplemented description of the Common Stock contained in a then effective report or registration statement filed pursuant to the Exchange Act; and the issuance of the Issuable Common Stock is not subject to any preemptive or similar rights under the Articles of Incorporation or the By-Laws of the Company or as a matter of Indiana law;

               (iv) Each Material Subsidiary of the Company and Anthem Insurance has been duly organized and is validly existing as a corporation, partnership or limited liability company, as applicable, and is in good standing under the laws of its jurisdiction of organization; and all issued shares of capital stock or other ownership interests of each such Material Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and (except as described in the Prospectus and the Remarketing Materials) are owned directly or indirectly by the Company or Anthem Insurance, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of facts upon certificates of officers of the Company, Anthem Insurance or their respective subsidiaries; provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

               (v) Each of the Company, Anthem Insurance and each of their respective Material Subsidiaries has been duly qualified as a foreign corporation, partnership or limited liability company, as applicable, for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified and in good standing in any such jurisdiction;

               (vi) Each of Anthem Insurance and each Insurance or Healthcare Subsidiary is duly organized and licensed as an insurance, healthcare, HMO or health care management company or holding company in respect thereof in its jurisdiction of incorporation, and is duly licensed or authorized as such in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus and the Remarketing Materials, except where the failure to be so licensed or authorized could not reasonably be expected to have a Material Adverse Effect; except as otherwise described in the Prospectus and the Remarketing Materials, each of Anthem Insurance and each Insurance or Healthcare Subsidiary has all other Approvals of and from all insurance or healthcare related regulatory authorities to conduct its business, except where the failure to have such Approvals could not reasonably be expected to have a Material Adverse Effect; to such counsel's knowledge, there is no pending or threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge, no insurance or healthcare related regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance or Healthcare Subsidiary to its parent;

               (vii) Each of the Company, Anthem Insurance and each of their respective Material Subsidiaries has all necessary Approvals from, and has made all Filings with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, which are necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus and the Remarketing Materials, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; to such counsel's knowledge, all such Approvals and Filings are in full force and effect and neither the Company, Anthem Insurance nor any of their respective Material Subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company, Anthem Insurance or any such subsidiary, except as described in the Prospectus and the Remarketing Materials;

               (viii) To such counsel's knowledge, other than as described or contemplated in the Prospectus and the Remarketing Materials, there are no legal or governmental proceedings pending to which the Company, Anthem Insurance or any of their respective subsidiaries is a party or of which any property of the Company, Anthem Insurance or any of their respective subsidiaries is the subject which, if determined adversely to the Company, Anthem Insurance or any of their respective subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge and other than as described or contemplated in the Prospectus and the Remarketing Materials, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (ix) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and this Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

               (x) Neither the Company, Anthem Insurance nor any of their respective subsidiaries is and, after giving effect to the Remarketing and the consummation of the transactions contemplated herein and in the Remarketing Procedures, will be an "investment company", as such term is defined in the Investment Company Act and the rules and regulations thereunder;

               (xi) The entry into and compliance by the Company with all provisions of this Agreement and the Transaction Documents, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any BCBS License, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, Anthem Insurance or any of their respective subsidiaries is a party or by which the Company, Anthem Insurance or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, Anthem Insurance or any of their respective subsidiaries is subject, or which affects the validity, performance or consummation of the Instruments, the Remarketing or the transactions contemplated by this Agreement or the Transaction Documents, nor will such action result in any violation of the provisions of (x) the Articles of Incorporation or the By-Laws or similar organizational documents, as amended, of the Company, Anthem Insurance or any of their respective subsidiaries or (y) to such counsel's knowledge, any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Company, Anthem Insurance or any of their respective subsidiaries or any of their properties, in each case the effect of which (other than a violation of the Articles of Incorporation or the By-Laws or similar organizational documents of the Company or Anthem Insurance), individually or in the aggregate, would be either to adversely affect the validity of the Instruments or their respective issuance or to adversely affect the consummation of the Remarketing or other transactions contemplated hereby or by the Transaction Documents or to have a Material Adverse Effect;

               (xii) Each of the Company, Anthem Insurance and each of their respective Material Subsidiaries has made all Filings required to be made pursuant to, and has obtained all Approvals required to be obtained under, any law or regulation of the United States or the State of Indiana for the entry into and compliance by the Company with all provisions of this Agreement and the Transaction Documents, and the consummation of the transactions herein and therein contemplated, except for such Filings and Approvals, individually or in the aggregate, as would not affect the validity, performance of, or adversely affect the consummation of, the transactions contemplated by this Agreement and the Transaction Documents or would not have a Material Adverse Effect; and all such Filings and Approvals are in full force and effect;

               (xiii) The Units have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principlescon; the Units are in the form contemplated by, and are entitled to the benefits of, the Purchase Contract Agreement; and the Units conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

               (xiv) The Purchase Contracts underlying the Units have been duly authorized, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Purchase Contracts conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials; and the issuance of the Purchase Contracts is not subject to any preemptive or similar rights;

               (xv) The Debentures underlying the Units have been duly authorized, executed, authenticated, issued and delivered and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures are in the form contemplated by, and are entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

               (xvi) [To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;]

               (xvii) The statements set forth in the Prospectus [and the Remarketing Materials] under the captions ["Description of Units", insofar as they purport to constitute a summary of the terms of the Instruments, and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the stock, and under the captions "Risk Factors - We are using the Blue Cross and Blue Shield names and marks as identifiers for our products and services under licenses from the Blue Cross Blue Shield Association. The termination of these license agreements could adversely affect our business, financial condition and results of operations", "Risk Factors -- Additional risks relevant to you as a holder of the units", "The Business of Anthem - The Blue Cross Blue Shield License", "Legal and Regulatory Matters", "U.S. Federal Income Tax" and "Underwriting",] insofar as they purport to describe the provisions of the laws and documents referred to herein, are accurate and complete in all material respects;

               (xviii) Neither the Company, Anthem Insurance nor any of their respective subsidiaries is (A) in violation of its articles of incorporation or by-laws or similar organizational document or (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any BCBS License, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (B), where such default could not reasonably be expected to have a Material Adverse Effect;

               (xix) The Company, Anthem Insurance and their respective Material Subsidiaries have good and marketable title in fee simple to all material real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus and the Remarketing Materials or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property, and any material real property and buildings held under lease by the Company, Anthem Insurance and their respective Material Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company, Anthem Insurance and their respective Material Subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company, Anthem Insurance any their respective Material Subsidiaries, upon opinions of counsel to the lessors of such property and, in respect to matters of fact, upon certificates of officers of the Company, Anthem Insurance or their respective subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates; and

               (xx) [The Registration Statement, Prospectus or the Remarketing Materials and any further amendments and supplements thereto made by the Company (other than the financial statements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the rules and regulations thereunder;] although they do not assume any responsibility for the accuracy and completeness of the statements contained in [the Registration Statement,] the Prospectus or the Remarketing Materials, except for those referred to in the opinions in subsection (xvii) of this Section 5(e), such counsel shall [also] state that, they have no reason to believe that [the Registration Statement (other than the financial statements and related schedules and other financial information contained therein and Form T-1, as to which such counsel need express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that] the Prospectus or the Remarketing Materials or any further amendment or supplement thereto made by the Company (other than the financial statements and related schedules and other financial information contained therein [and Form T-1], as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that either [the Registration Statement,] the Prospectus or the Remarketing Materials or any further amendment or supplement thereto made by the Company (other than the financial statements and related schedules and other financial information contained therein [and Form T-1], as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading[; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement, Prospectus or the Remarketing Materials which are not filed or described as required].

     In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the United States and the State of Indiana and such counsel may rely as to all matters governed by the laws of the State of New York upon the opinion of [____________] referred to in
Section 5(c).

          (f) The Company will furnish the Remarketing Agent with such conformed copies of such opinions, certificates, letters and documents as the Remarketing Agent reasonably requests.

          (g) On the Remarketing Date at 9:30 a.m., New York City time Ernst & Young LLP, the independent auditors, or another independent accounting firm with a nationally recognized reputation, that have audited the consolidated financial statements of the Company, shall have furnished to the Remarketing Agent a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Remarketing Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to certain financial information contained in the Prospectus and in the Remarketing Materials.

          (h) (i) (i) Neither the Company nor Anthem Insurance nor any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus and the Remarketing Materials any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and the Remarketing Materials, and (ii) since the respective dates as of which information is given in the Prospectus and the Remarketing Materials, there shall not have been any change in the surplus of Anthem Insurance or the capital stock of the Company or the long-term debt of the Company, Anthem Insurance and their respective subsidiaries, considered as a whole, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, Anthem Insurance and any of their respective subsidiaries, otherwise than as set forth or contemplated in the Prospectus and the Remarketing Materials, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Remarketing Agent so material and adverse as to make it impracticable or inadvisable to proceed with the Remarketing on the terms and in the manner contemplated in the Prospectus and the Remarketing Materials.

          (i) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the debt securities or the financial strength or claims paying ability of the Company, Anthem Insurance or any of their respective subsidiaries by A.M. Best & Co. or any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt security or the financial strength or the claims paying ability of the Company, Anthem Insurance or any of their respective subsidiaries.

               (j) On or after the date hereof there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Remarketing Agent, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Units, whether in the primary market or in respect of dealings in the secondary market; (ii) a suspension or material limitation in trading in securities generally on the Exchange; (iii) a suspension or material limitation in trading in the Company's securities on the Exchange;
     (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, if the effect of any such event specified in this clause (v) in the judgment of the Remarketing Agent makes it impracticable or inadvisable to proceed with the Remarketing on the terms and in the manner contemplated in the Prospectus and the Remarketing Materials.

               (k) The Company and Anthem Insurance shall have complied with the provisions of Section 4 hereof with respect to the furnishing of copies of the Prospectus and the Remarketing Materials on the New York Business Day next succeeding the date of this Agreement.

               (l) The Company shall have furnished or caused to be furnished to the Remarketing Agent at the Remarketing Date certificates of officers of the Company satisfactory to the Remarketing Agent as to the accuracy of the representations and warranties of the Company herein at and as of the Remarketing, as to the performance by the Company of all of their obligations hereunder to be performed at or prior to the Remarketing, as to the matters set forth in subsections (a) and (h) of this Section 5 and as to such other matters as you may reasonably request.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Remarketing Agent.

          SECTION 6.  Indemnification and Contribution. (a) The Company will,
                      --------------------------------
jointly and severally, indemnify and hold harmless the Remarketing Agent against any losses, claims, damages or liabilities, joint or several, to which the Remarketing Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, [the

Registration Statement,] the Prospectus or the Remarketing Materials, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Remarketing Agent for any legal or other expenses reasonably incurred by the Remarketing Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, [the Registration Statement,] the Prospectus or the Remarketing Materials, or any such amendment or supplement(s) in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent expressly for use therein.

               (b) The Remarketing Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company or Anthem Insurance may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, [the Registration Statement,] the Prospectus or the Remarketing Materials or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, [the Registration Statement,] the Prospectus or the Remarketing Materials or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Remarketing Materials expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

               (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Remarketing Agent on the other from the Remarketing. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one and the Remarketing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Remarketing Agent on the other shall be deemed to be in the same proportion as the aggregate principal amount of the Remarketed Debentures bear to the remarketing fees received by the Remarketing Agent under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Remarketing Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Remarketing Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the aggregate principal amount of the Remarketed Debentures exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) The obligations of the Company and Anthem Insurance under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls Remarketing Agent within the meaning of the Securities Act. The obligations of the Remarketing Agent under this
     Section 6 shall be in addition to any liability which the Remarketing Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

          SECTION 7.  Resignation and Removal of the Remarketing Agent.  The
                      ------------------------------------------------
Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and the Company may remove the Remarketing Agent, by giving [_] days' prior written notice to the Purchase Contract Agent and the Trustee and, in the case of a removal, the removed Remarketing Agent; provided that (i) the Company
may not remove the Remarketing Agent unless [           ] and (ii) no such
resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Company in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. In any such case, the Company will use its best reasonable efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement with such person as soon as reasonably practicable. The provisions of Sections 4 and 6 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

          SECTION 8.  Dealing in the Remarketed Debentures.  The Remarketing
                      ------------------------------------
Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketed Debentures. The Remarketing Agent may exercise any vote or join in any action which any beneficial owner of Remarketed Debentures may be entitled to exercise or take pursuant to the Purchase Contract Agreement or the Indenture with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company, as freely as if it did not act in any capacity hereunder.

          SECTION 9.  Remarketing Agent's Performance; Duty of Care; Supervising
                      ----------------------------------------------------------
Obligations.  The duties and obligations of the Remarketing Agent shall be
-----------
determined solely by the express provisions of this Agreement and the Purchase Contract Agreement. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement or the Purchase Contract Agreement. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement or the Purchase Contract Agreement as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Debentures in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from the bad faith, negligence or willful misconduct on its part. The Remarketing Agent may, but shall not be obligated to, purchase Remarketed Debentures for its own account.

          If at any time during the term of this Agreement, any Event of Default under the Indenture, or any event that with the passage of time or the giving of notice or both would become on Event of Default under the Indenture, has occurred and is continuing under the Indenture, then the obligations and duties of the Remarketing Agent under this Agreement shall be suspended until such default or event has been cured. The Company will cause the Trustee and the Purchase Contract Agent to give the Remarketing Agent notice of all such defaults and events of which such trustee or agent is aware.

          SECTION 10.  Termination.  This Agreement shall terminate as to the
                       -----------
Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 7. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company prior to 10:00 A.M., New York City time, on the Remarketing Date if, prior to that time, any of the events described in Sections 5(j) shall have occurred.

          SECTION 11.  Notices.  Except as otherwise stated herein, all
                       -------
statements, requests, notices and agreements hereunder shall be in writing, and if to the Remarketing Agent shall be delivered or sent by mail or facsimile transmission to ____________________________; if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Treasurer; if to the Trustee shall be delivered or sent by mail to 5 Penn Plaza, 13th Floor, New York, NY 10001, Attention: Corporate Trust Administration, or by facsimile transmission to (212) 896-7298; if to the Purchase Contract Agent shall be delivered or sent by mail to 5 Penn Plaza, 13th Floor, New York, NY 10001,
Attention: Corporate Trust Administration, or by facsimile transmission to (212) 896-7298; and if to the Collateral Agent or the Custodial Agent shall be delivered or sent by mail to The Chase Manhattan Bank, Clearance & Collateral Management, 450 West 33rd Street, 15th Floor, New York, NY 10001, Attention:
Constantin Vulpescu, or by facsimile transmission to (212) 946-3638.

          Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          SECTION 12.  Successors and Assigns.  This Agreement shall be binding
                       ----------------------
upon, and inure solely to the benefit of, the Remarketing Agent, the Company to the extent provided in Section 6 hereof, the officers and directors of the Company and each person who controls the Company or the Remarketing Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Debentures from the Remarketing Agent shall be deemed a successor or assign by reason merely of such purchase.

          SECTION 13.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          SECTION 14.  Jurisdiction.  The Company hereby submits to the
                       ------------
nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          SECTION 15.  Counterparts.  This Agreement may be executed in one or
                       ------------
counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          SECTION 16.  Headings.  The headings herein are inserted for
                       --------
convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, the Purchase Contract Agent and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.

                                             Very truly yours,

                                             ANTHEM, INC.

                                             By:_____________________________
                                                Name:
                                                Title:



                                             THE BANK OF NEW YORK,
                                             as Purchase Contract Agent

                                             By: ____________________________
                                                Name:
                                                Title:

Accepted:

[NAME OF REMARKETING AGENT]



By:________________________
  Authorized Representative